Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 — SUBSEQUENT EVENTS:

a.	Restructuring plan

In April 2026, the Company adopted a restructuring plan intended to better align its manufacturing cost structure with its long-term financial model, support its path toward improved gross margins, and align its manufacturing capabilities with current and anticipated business needs and the Company’s strategic priorities.

As part of this plan and the Company’s broader cost reduction efforts, the Company is restructuring its manufacturing footprint to improve gross margins, reduce capital expenditures, and enhance operational efficiency. This includes transitioning away from certain manufacturing activities at its facility in South Korea, starting in the fourth quarter of 2025, and moving from a company-owned manufacturing model to a more fully outsourced approach.

As part of the restructuring plan, the Company intends to downsize its fabrication facilities, and transfer certain production activities to third-party international manufacturing partners. Following these changes, the Company intends to focus its operations in South Korea on research and development (R&D) and tube production activities that support the Nanox.ARC platform. The restructuring is expected to be substantially completed during fiscal year 2026 with approximately $500 thousands restructuring charges that will be recorded during fiscal year 2026.

b.	RSU grant

In February 2026, the Company granted officers, employees and consultants of the Company a total of 1,026,235 RSUs.